SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 20, 1999
                                                 ----------------


                         RAINTREE HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-27374                                          86-0684011
(Commission File Number)                    (I.R.S. Employer Identification No.)


             15300 N. 90TH ST., SUITE 100, SCOTTSDALE, ARIZONA 85260
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 423-1954
              (Registrant's Telephone Number, Including Area Code)


                          UNISON HEALTHCARE CORPORATION
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On January 25, 1999, Unison HealthCare Corporation, now RainTree Healthcare Corporation (the "Company") issued a news release announcing that the U.S. Bankruptcy Court for the District of Arizona in Phoenix confirmed the Company's plan of reorganization. The news release is filed as Exhibit 99.1 to this Form 8-K. The plan of reorganization became effective on January 31, 1999.

     On February 1, 1999, the Company issued a press release announcing that it changed its name to RainTree Healthcare Corporation. The news release is filed as Exhibit 99.2 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAINTREE HEALTHCARE CORPORATION

February 5, 1999                            By /s/  JIMMY L. FIELDS
                                            -----------------------------------
                                               Jimmy L. Fields
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99.1              January 25, 1999 Press Release.
99.2              February 1, 1999 Press Release.